UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Corner Growth Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Corner Growth Acquisition Corp.

A Cayman Islands Exempted Company

418 Broadway, #6183

Albany, NY 12207

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time on October 31, 2024

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. (“Corner Growth,” “CGAC,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on October 31, 2024, virtually, at [www.cleartrustonline.com/cgac], or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated October [___], 2024 and is first being mailed to shareholders of the Company on or about that date.

The sole purpose of the Extraordinary General Meeting is to:

•

consider and vote on a proposal (the “Extension Proposal”) to approve, by special resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) and pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), an amendment to the Articles to extend the date (the “Extension”) by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from October 31, 2024 (the “Current Termination Date”) to December 31, 2025 (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Company’s Board of Directors (the “Board”) in its sole discretion; and

•

consider and vote on a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to consummate the Extension, which we refer to as the “Adjournment Proposal”.

The Extension Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Proposal is to allow us more time to complete a business combination. The Current Termination Date is October 31, 2024. We will not be able to complete an initial business combination by such date.  Accordingly, our Board has determined that it is in the best interests of the Company and our shareholders to seek an extension of such date and have our shareholders approve the Extension Proposal to allow for additional time to consummate a business combination. Without the Extension, if we are unable to complete a business combination on or before October 31, 2024, we would be precluded from completing an initial business combination and, among other things, be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that in order for us to be able to consummate an initial business combination, we need to obtain the Extension. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

In connection with the Extension Proposal, holders of Class A ordinary shares (the “Public Shares” and the holders thereof referred to herein as the “public shareholders”) sold in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Class A ordinary shares initially issued in the IPO, and which election we refer to as an “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by the Extended Date.

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WE ARE NOT ASKING YOU TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME.

If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

Based upon the amount in the Trust Account as of September 30, 2024, which was approximately $[3,737,286], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[12.54] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [___], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[___]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 29, 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the public shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B Ordinary Shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our prior and current controlling shareholders (the “Sponsors”), and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares (or any Class A ordinary shares into which such founder shares were or are converted).

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The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

The approval the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on September 26, 2024, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Extension Proposal and Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

By Order of the Board of Directors of Corner Growth Acquisition Corp.

Hao Tian
Chairman
October [___], 2024

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. To be counted, all proxy cards must be returned to the Company’s proxy solicitor at Clear Trust, LLC, 16540 Pointe Village Dr, Suite 210, Lutz, Florida 33558 so as to be received before the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on October 31, 2024. This notice of extraordinary general meeting and the accompanying Proxy Statement are available at [www.cleartrustonline.com/cgac].

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CORNER GROWTH ACQUISITION CORP.

A Cayman Islands Exempted Company

418 Broadway, #6183

Albany, NY 12207

EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. Eastern Time, on October 31, 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. (“Corner Growth,” the “Company,” “we,” “CGAC,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time, on October 31, 2024, virtually, at [www.cleartrustonline.com/cgac], or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

The sole purpose of the Extraordinary General Meeting is to:

•

consider and vote on a proposal (the “Extension Proposal”) to approve, by special resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment”) and pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), an amendment to the Articles to extend the date (the “Extension”) by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) from October 31, 2024 (the “Current Termination Date”) to December 31, 2025 (the “Extended Date”), unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Company’s Board of Directors (the “Board”) in its sole discretion; and

•

consider and vote on a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to consummate the Extension, which we refer to as the “Adjournment Proposal”.

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Proposal is to allow us more time to complete a business combination. The Current Termination Date is October 31, 2024. We will not be able to complete an initial business combination by such date.  Accordingly, our Board has determined that it is in the best interests of the Company and our shareholders to seek an extension of such date and have our shareholders approve the Extension Proposal to allow for additional time to consummate a business combination. Without the Extension, if we are unable to complete a business combination on or before October 31, 2024, we would be precluded from completing our initial business combination and, among other things, would be required to cease all operations and ultimately liquidate and dissolve the Company. Accordingly, our Board believes that in order for us to be able to consummate an initial business combination, we need to obtain the Extension. Notwithstanding the foregoing, we may decide to abandon the Extension Proposal at any time and for any reason prior to effectuating the Extension.

In connection with the Extension Proposal, holders of outstanding Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) initially issued as part of Units (as defined below) sold in the our initial public offering (the “IPO”, such Class A Ordinary Shares the “Public Shares”, holders thereof the “public shareholders”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Public Shares, and which election we refer to as an “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we have not completed our initial business combination by the Extended Date.

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WE ARE NOT ASKING YOU TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME.

If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

The Articles provide that we have until October 31, 2024 to complete an initial business combination. There is not sufficient time before October 31, 2024 to complete an initial business combination. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination.

In connection with the Extension Proposal, public shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Public Shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting.

We are not asking you to vote on any proposed business combination at this time. If the Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Company’s initial business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the Business Combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we will not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Proposal.

Based upon the amount in the Trust Account as of [September 30], 2024, which was approximately $[3,737,286] we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.54 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on October [___], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[___]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[3,737,286] that was in the Trust Account as of [September 30], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 29, 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

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If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsors and directors who are holders of our Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”, together with the Class A Ordinary Shares the “ordinary shares”, and such Class B Ordinary Shares and those certain Class A Ordinary Shares which were originally Class B Ordinary Shares until being converted in accordance with their terms, as held by the initial shareholders of the Company, the “founder shares”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary to consummate the Extension.

The approval of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on September 26, 2024, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Clear Trust, LLC (“Clear Trust”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Clear Trust a fee of $[___]. We will also reimburse Clear Trust for reasonable out-of-pocket expenses and will indemnify Clear Trust and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated October [___], 2024 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q.	A.
Why am I receiving this Proxy Statement?

We are a blank check company incorporated on October 20, 2020, as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On December 21, 2020, we consummated our IPO from which we derived proceeds that were deposited into our Trust Account. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there was no qualifying business combination(s) consummated on or before a certain date (in our case, currently October 31, 2024).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to extend the date that we have to consummate a business combination to the Extended Date so that our shareholders are given the chance to participate in an investment opportunity, and to make the other changes set forth in this Proxy Statement.

Q.	A.
What is being voted on?	You are being asked to vote on:
•

Proposal No. 1 - The Extension Proposal - to approve, by special resolution, the Extension Amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement, to adopt the Extension, an extension of the date by which the Company must consummate a business combination from the Current Termination Date of October 31, 2024, to the Extended Date of December 31, 2025, unless the closing of a business combination shall have occurred prior thereto or such earlier date as shall be determined by the Board in its sole discretion.

•

Proposal No. 2 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to consummate the Extension.

We are not asking you to vote on any proposed business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Extended Date. If the Extension Proposal is not approved, we will not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

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If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[3,737,286] that was in the Trust Account as of [September 30], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	A.
Why is the Company proposing the Extension Proposal?

Our Articles currently provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination consummated on or before October 31, 2024. As we explain below, we will not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete a business combination. There is not sufficient time before October 31, 2024 to identify a target company that represents an attractive return on investment for our shareholders and consummate the closing of a business combination with such a target company.

Accordingly, our Board is proposing the Extension Proposal to amend the Articles, pursuant to the resolutions set forth in Annex A, to extend the date by which the Company must consummate a business combination to the Extended Date.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION IS IMPLEMENTED AND YOU DO NOT MAKE AN ELECTION, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN, AND IF, IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

9

Q	A.
Why should I vote “FOR” the Extension Proposal?

Our Articles provide that if our shareholders approve an amendment of our Articles modifying the timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before October 31, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of the then outstanding Public Shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we did not find a suitable business combination in the timeframe contemplated by the Articles.

Our Board believes current circumstances warrant providing the Company with additional time to complete a business combination, particularly since we are also affording shareholders who wish to redeem their Public Shares the opportunity to do so. If you do not elect to redeem your Public Shares, you will retain the right to vote on a business combination in the future if one is presented and the right to redeem your Public Shares in connection with such initial business combination.

Whether a holder of Public Shares votes in favor of or against the Extension Proposal or does not vote at all, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of then outstanding Public Shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If the public shareholders do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.

Q.	A.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that we need more time to consummate the Extension.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	A.
How do the Company insiders intend to vote their shares?

Our Sponsors, officers, directors and former independent directors own an aggregate of 10,000,000 founder shares. Such founder shares represent approximately 97.1% of our issued and outstanding ordinary shares. We have been informed that they intend to vote their shares in favor of the Extension Proposal. In addition, our Sponsors, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the amount of funds retained in the Trust Account. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares for a portion of the Trust Account.

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Q.	A.
What vote is required to adopt the Extension Proposal?

The approval of the Extension Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q.	A.
What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q.	A.
What if I do not want to vote “FOR” the Extension Amendment?

If you do not want the Extension Amendment to be approved, you must vote “AGAINST” such proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal (i.e. it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If the Extension Amendment is approved, the Adjournment Proposal will not be presented for a vote.

Q.	A.
What happens if the Extension Proposal is not approved?

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

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Please note, however, that our Sponsors own and control sufficient shares for the Extension Proposal to be approved and have indicated their intention to vote to approve the Extension Proposal, so it is likely that the Extension Proposal will be approved.

Q.	A.
If the Extension Proposal is approved, what happens next?

We will continue our efforts to complete a business combination until the Extended Date. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, Public Shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsors and our former independent directors as a result of their ownership of the founder shares.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be reduced due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?

A.

Yes. Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

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Q. How do I change my vote?

A.

You may change your vote by sending a later-dated, signed proxy card to our proxy solicitor, Clear Trust, LLC, at 16540 Pointe Village Dr, Suite 210 Lutz, Florida 33558, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting virtually and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment must be approved as a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote virtually at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?

A.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares are represented in person (including virtually) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least [5,148,971] ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

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Please note that our Sponsors own sufficient shares to achieve a quorum and have indicated their intention to vote at the Extraordinary General Meeting, so it is likely that the quorum will be achieved.

Q. Who can vote at the Extraordinary General Meeting?

A.

Only holders of record of our ordinary shares at the close of business on September 26, 2024, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, [10,297,942] ordinary shares were outstanding and entitled to vote.

Shareholder of Record / Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner / Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting which is being held virtually. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

 ,

Q. What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?

A.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and the possibility of future compensatory arrangements.

Q. Do I have appraisal or dissenters’ rights if I object to the Extension Proposal?	A. Our shareholders do not have appraisal or dissenters’ rights in connection with the Extension Proposal under Cayman Islands law.

Q. What do I need to do now?

A.

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?

A.

With respect to the regulation of special purpose acquisition companies like our company (“SPACs”), on January 24, 2024, the SEC adopted rules (the “SPAC Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended.

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To mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company previously instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash or demand deposit accounts until the earliest of the Company’s completion of an initial business combination, the Extended Date or the Company’s liquidation, as applicable.

Q. How do I vote?

A.

If you are a holder of record of our ordinary shares, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote at the meeting if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my ordinary shares?

A.

Each of our public shareholders who (i) holds Class A Ordinary Shares or (ii) holds Class A Ordinary Shares as part of Units and elects to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising its redemption rights with respect to the Class A Ordinary Shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A Ordinary Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any initial business combination if and when one is proposed, or if we have not consummated a business combination by the Extended Date or the Company liquidates prior thereto, as applicable.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on October 29, 2024, two business days before the Extraordinary General Meeting).

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Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A.

We will pay for the entire cost of soliciting proxies. We have engaged Clear Trust to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Clear Trust a fee of $[___]. We will also reimburse Clear Trust for reasonable out-of-pocket expenses and will indemnify Clear Trust and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account possibly being subject to claims of third parties; or

•	our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described below, as well as under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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RISK FACTORS

You should consider carefully all of the risks described below as well as in our Annual Report on Form 10-K filed with the SEC on April 1, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. We will seek approval of a business combination at a separate extraordinary general meeting. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and business combination votes could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in December 2020 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash from the outset of our IPO. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Risks related to Potential Application of the Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of shares by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to share repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. For instance, the U.S. Department of the Treasury recently issued proposed Treasury regulations and guidance clarifying when certain repurchases would be exempt from the excise tax, such as where the repurchases occur in the same year that the repurchasing company undertakes a complete liquidation (as described in Section 331 of the Internal Revenue Code). However, only limited guidance has been issued to date.

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As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our ordinary shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect). However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a U.S. corporation prior to certain redemptions and, because our securities would likely be trading on a national securities exchange at that time, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of shares by a repurchasing company in a year in which such company repurchases shares may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing company itself, not the shareholders from which shares are repurchased. The imposition of the excise tax as a result of redemptions could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

Review by the Committee on Foreign Investment in the United States

The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review certain transactions involving investments by “foreign persons” in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. If either we or our controlling shareholders were considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. If any proposed business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

If CFIUS were to determine that we or our controlling shareholders are “foreign persons,” it could attempt to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the controlling shareholders. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Risks related to Limited Trading

The Company’s securities have been delisted from the Nasdaq Stock Market.  The Company expects that its securities could be quoted on an over-the-counter market prior to consummation of an initial business combination. As a result, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) making the Company a less attractive acquisition vehicle to a target business in connection with an initial business combination.  Any of the foregoing could have a material adverse effect on the Company’s ability to consummate an initial business combination.

Risks related to Conflicts of Interest

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares that may become exercisable in the future and the possibility of future compensatory arrangements.  See the section below titled “The Extraordinary General Meeting – Interests of our Sponsors, Directors and Officers” for further information relating to such interests.

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BACKGROUND

We are a blank check company incorporated on October 20, 2020, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On October 28, 2020, CGA Sponsor, LLC (the “IPO Sponsor”) purchased an aggregate of 8,625,000 founder shares for an aggregate purchase price of $25,000. In November 2020, the IPO Sponsor transferred 50,000 founder shares to each of the Company’s three independent directors. On December 16, 2020, we effected a share capitalization of 1,437,500 Class B Ordinary Shares, resulting in an aggregate of 10,062,500 Class B Ordinary Shares outstanding with the Company’s three independent directors each owning 58,333 Class B Ordinary Shares. On December 23, 2020, as a result of the underwriter’s election to partially exercise their over-allotment option, 62,500 founder shares were forfeited, resulting in 10,000,000 founder shares outstanding.

On December 21, 2020, we consummated the IPO of 40,000,000 Units (the “Units”), which included the partial exercise of the underwriter’s option to purchase up to an additional 5,000,000 Units at the IPO price to cover over-allotments. Each Unit consists of one Class A Ordinary Share, and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated a private placement (the “Private Placement”) of 7,600,000 redeemable warrants (“Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $11,400,000. The Private Placement Warrants, which were purchased by CGA Sponsor, LLC (the “IPO Sponsor”), were substantially similar to the Public Warrants, with certain exceptions. All of the Private Placement Warrants have since been cancelled, as described further below.

A total of $400,000,000 from the proceeds we received from the IPO and the Private Placement was placed in a segregated Trust Account located in the United States at UBS Financial Services Inc., with Continental Stock Transfer & Trust Company acting as trustee.

On December 20, 2022, the Company held an extraordinary general meeting (the “December 2022 Extraordinary General Meeting”), which amended the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company had to consummate a Business Combination from December 21, 2022 to June 21, 2023 (the “December 2022 Extension Amendment Proposal”). The shareholders approved the December 2022 Extension Amendment Proposal and on December 28, 2022 the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands. The shareholders also approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the Company’s completion of an initial business combination and June 21, 2023. In connection with the December 2022 Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $393,676,799, or approximately $10.14 per share which included $5,591,169 of earnings in the Trust Account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the December 2022 Extraordinary General Meeting.

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On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “June 2023 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 20, 2024 or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “June 2023 Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Initial Public Offering to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (iii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.  In connection with the vote to approve the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $8,085,078, or approximately $10.48 per share.

On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the IPO Sponsor elected to convert 9,825,000 founder shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect.

On February 29, 2024, the Company held an extraordinary general meeting of shareholders (the “February 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “February 2024 Extension Amendment Proposal” and, together with the December 2022 Extension Amendment Proposal and the June 2023 Extension Amendment Proposal, the “Extension Proposals”). The shareholders of the Company approved the February 2024 Extension Amendment Proposal and the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.  In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share.

On June 24, 2024, the Company held an Extraordinary General Meeting (the “ June 2024 Extraordinary General Meeting”), and in connection therewith the Company filed with the Registrar of Companies of the Cayman Islands a copy of the special resolution of the Company which resolved to approve an amendment to its Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities from June 30, 2024 to July 31, 2024 (the “New Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Company’s Board of Directors to determine in their sole discretion to extend the New Extended Date by one-month increments up to three consecutive times to a date that is ultimately no later than October 31, 2024, unless the closing of a business combination shall have occurred prior thereto or such earlier date as determined by the Company’s Board of Directors to be in the best interests of the Company or such earlier date as shall be determined by the Company’s Board of Directors in its sole discretion.  In connection with the vote to approve the extension, the holders of 38,647 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.10 per share, for an aggregate redemption amount of approximately $428,962. After the satisfaction of such redemptions, the balance in the Company’s trust account was approximately $3.3 million.

On August 15, 2024, the Company, IPO Sponsor, Ringwood Field, LLC (the “New Sponsor”) and Alexandre Balkanski, John Mulkey and Jason Park entered into a purchase agreement, pursuant to which, among other things: (a) the IPO Sponsor transferred to the New Sponsor an aggregate of 5,895,000 Class A Ordinary Shares; (b) the New Sponsor executed a joinder agreement to become a party to that certain letter agreement, dated December 16, 2020, and that certain Registration Rights Agreement, dated December 16, 2020, each originally entered into in connection with the IPO, among the Company, the IPO Sponsor and certain equityholders of the Company; (c) the IPO Sponsor and holders of the Class B Shares gave to New Sponsor the irrevocable right to vote the shares retained by them on their behalf and to take certain other actions on their behalf; (d) the IPO Sponsor agreed to cancel an aggregate of 7,600,000 Private Placement Warrants purchased by the IPO Sponsor at the time of the IPO; and (e) certain creditors agreed to cancel or reduce certain amounts owed by the Company to them and to assign the liability for any remaining amounts owed to them by the Company to the IPO Sponsor.  In addition, the Company, the IPO Sponsor, the New Sponsor and Cantor Fitzgerald & Co., as underwriter from the IPO (“Cantor”), entered into an agreement whereby Cantor agreed to accept a certain number of shares of the Company following any business combination in lieu of the cash deferred commissions owed to it from the IPO.

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As provided for in the Amended and Restated Memorandum and Articles of Association, the Company’s board determined to extend the date to consummate an initial business combination through October 31, 2024.

As of [September 30], 2024 there was approximately $[3,737,286] in investments held in the Trust Account and approximately $[21,374] of cash held outside the Trust Account.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares that may become exercisable in the future and the possibility of future compensatory arrangements.

On the record date of the Extraordinary General Meeting, there were [10,297,942] ordinary shares outstanding, of which [297,942] were Public Shares and 10,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsors that hold 10,000,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Amendment.

Our principal executive offices are located at 418 Broadway, #6183, Albany, NY 12207and our telephone number is (___) ___-____.

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PROPOSAL 1 - THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to amend the Articles, as provided by the resolution in the form set forth in Annex A, to extend the date by which we have to consummate a business combination to the Extended Date.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles currently provide that we have until October 31, 2024 to complete a business combination. There is not sufficient time to complete a business combination by such date. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, as provided by the resolution in the form set forth in Annex A, to extend the date by which we must consummate a business combination.

If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, then, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably practicable but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The Board’s Reasons for the Extension Proposal

Our Articles provide that if our shareholders approve an extension of our deadline to complete an initial business combination, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of the then outstanding Public Shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Amendment is to allow us additional time to consummate an initial business combination, which our Board believes is in the best interest of our shareholders and the Company. The Articles currently provides that we have until October 31, 2024 to consummate an initial business combination. We will not be able to complete an initial business combination on or before such date. As such, the Board believes the Extension is necessary, which will extend the date by which we must consummate our initial business combination, or else cease our operations except for the purpose of winding up if we fail to consummate such business combination and redeem all the Public Shares, from October 31, 2024 to the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on a business combination when and if it is submitted to shareholders and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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If the Extension Proposal is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by October 31, 2024, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is Approved

We will continue our efforts to complete an initial business combination by the Extended Date. Upon approval of the Extension Proposal, the Extension will become effective with the filing of the amendment with the Cayman Islands registrar. We will remain a reporting company under the Exchange Act, and our units, Public Shares and warrants will remain publicly traded.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[3,737,286] that was in the Trust Account as of [September 30], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

All Public Warrants will remain outstanding and will become exercisable for one Class A Ordinary Share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

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Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution, that:

i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination on or before 31 December 2025 (the “Extended Date”), or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that any amendment is made to this Article:

(a) that would modify the substance or timing of the Company’s obligation to:

(i) provide for the redemption of the Public Shares in connection with a Business Combination; or

(ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination on or before the Extended Date, or such earlier time that shall be determined by the Directors in their sole discretion; or

(b) with respect to any other provision relating to the rights of holders of the Class A Shares;

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION PROPOSAL.

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PROPOSAL 2 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary to consummate the Extension. In no event will our Board adjourn the Extraordinary General Meeting beyond October 31, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that we need additional time to consummate the Extension.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, in the event that it is determined that additional time is necessary to consummate the Extension, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”

Vote Required for Approval

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

 “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 10:00 a.m. Eastern Time, on October 31, 2024, virtually, at [www.cleartrustonline.com/cgac], or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on September 26, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

On the record date of the Extraordinary General Meeting, there were [10,297,942] ordinary shares outstanding, of which [297,942] were Public Shares and 10,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsors that hold 10,000,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.

If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Clear Trust to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Clear Trust at:

Clear Trust, LLC 16540 Pointe Village Dr, Suite 210 Lutz, Florida 33558 Telephone: (813) 235-4490 Email: inbox@cleartrusttransfer.com

Interests of our Sponsors, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If the Extension Proposal is not approved and we do not consummate a business combination, the founder shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders of the founder shares have waived liquidation rights with respect to such shares). Such ordinary shares had an aggregate market value of approximately $____ million based on the last sale price of $___ of the ordinary shares on the record date.

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•

The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

•

If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the IPO Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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Additionally, if the Extension Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Redemption Rights

Each of our public shareholders who (a) holds Class A Ordinary Shares or (b) hold Class A Ordinary Shares as part of Units and elect to separate such Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares may submit an election that such public shareholder elects to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. .

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 29, 2024, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Ordinary Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Ordinary Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on October 29, 2024, two business days before the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of [September 30], 2024 which was $[3,737,286], we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $[12.54] at the time of the Extraordinary General Meeting. The closing price of the Public Shares on Nasdaq on [___], 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[___]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the public shares and public warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	Our initial shareholders;

•	banks, financial institutions, or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	S-corporations;

•	Governments or agencies or instrumentalities thereof;

•	Insurance companies;

•	Regulated investment companies;

•	Real estate investment trusts;

•	Expatriates or former long-term residents of the United States;

•	Persons that actually or constructively own five percent or more of our shares;

•	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

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In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our public shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

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Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the public shares under Section 302 of the Code. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants).. A Redeeming U.S. Holder’s adjusted tax basis in its public shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the Redeeming U.S. Holder’s initial basis for public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of public shares generally will be treated as a sale or exchange of the public shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.  In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired pursuant to the exercise of the warrants), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with  respect to the public shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current and accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the warrants or possibly in other shares constructively owned by it.

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As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e. a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

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In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

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Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

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With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of September 26, 2024 held by:

•	each person known by Corner Growth to be the beneficial owner of more than 5% of any class of Corner Growth’s outstanding ordinary shares;

•	each of Corner Growth’s executive officers and directors that beneficially owns Corner Growth’s ordinary shares;

•	all Corner Growth’s executive officers and directors as a group;

As of the record date, there were a total of [10,297,942] ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

In the table below, percentage ownership is based on [10,122,942] Class A Ordinary Shares (which includes Class A Ordinary Shares that are underlying the units) and 175,000 Class B Ordinary Shares outstanding as of [___], 2024. Voting power represents the combined voting power of Class A Ordinary Shares and Class B Ordinary Shares owned beneficially by such person. All of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis, as described herein.

	Class B Ordinary Shares		Class A Ordinary Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
CGA Sponsor, LLC (“IPO Sponsor”)(2)(3)	1	*	3,930,000	38.8%	38.2%
Ringwood Field, LLC (“New Sponsor”)(4)	174,999	99.9%	9,825,000	97.1%	97.1%
Alexandre Balkanski (2)	58,333	33.3%	-	-	*
John Mulkey (2)	58,333	33.3%	-	-	*
Jason Park (2)	58,333	33.3%	-	-	*
Executive officers and directors
Marvin Tien(2)(3)	1	*	3,930,000	38.8%	38.2%
Hao Tian	-	-	-	-	-
All officers and directors as a group (2 individuals)	1	*	3,930,000	38.8%	38.2%

*

Less than one percent.

(1) Unless otherwise noted, the business address of each of our shareholders is 418 Broadway, #6183, Albany, New York 12207.

(2) The Class B Ordinary Shares represented will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof pursuant to the terms of our amended and restated memorandum and articles of incorporation.

(3) The shares reported above are held in the name of the IPO Sponsor. IPO Sponsor is controlled by John Cadeddu and Marvin Tien.

(4) Interests shown consist of (i) 5,895,000 Class A Ordinary Shares, (ii) 3,930,000 Class A Ordinary Shares owned by the IPO Sponsor, over which the New Sponsor has voting and dispositive power pursuant to a power of attorney, and (iii) an aggregate of 174,999 Class B Ordinary Shares owned by Alexandre Balkanski (58,333 shares), John Mulkey (58,333 shares) and Jason Park (58,333 shares), over which the New Sponsor has voting and dispositive power pursuant to a power of attorney.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 418 Broadway, #6183, Albany, NY 12207, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 418 Broadway, #6183, Albany, NY 12207.

If you are a shareholder of the Company and would like to request documents, please do so by October [__], 2024, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

38

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CORNER GROWTH ACQUISITION CORP.

RESOLVED, as a special resolution, that:

i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.7 In the event that the Company does not consummate a Business Combination on or before 31 December 2025 (the “Extended Date”), or such later time arising from additional extensions as determined by the Directors in accordance with this Article, or such earlier time that shall be determined by the Directors in their sole discretion, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.8 In the event that any amendment is made to this Article:

(a) that would modify the substance or timing of the Company’s obligation to:

(i) provide for the redemption of the Public Shares in connection with a Business Combination; or

(ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination on or before the Extended Date, or such earlier time that shall be determined by the Directors in their sole discretion; or

(b) with respect to any other provision relating to the rights of holders of the Class A Shares;

each holder of Public Shares who is not a Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

A-1

PRELIMINARY

PROXY

CORNER GROWTH ACQUISITION CORP.

A Cayman Islands Exempted Company

418 Broadway, #6183

Albany, NY 12207

EXTRAORDINARY GENERAL MEETING

OCTOBER 31, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CORNER GROWTH ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

OCTOBER 31, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ___, 2024, in connection with the extraordinary general meeting to be held at 10:00 a.m. Eastern Time, on October 31, 2024, virtually, at [www.cleartrustonline.com/cgac], and hereby appoints Hao Tian the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Corner Growth Acquisition Corp (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on October 31, 2024: This notice of meeting and the accompany proxy statement are available at [www.cleartrustonline.com/cgac].

Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN

Approve the amendment of the Company’s amended and restated memorandum and articles of association to extend of the date by which the Company must consummate a business combination, from October 31, 2024 to December 31, 2025.

	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the extraordinary general meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated: ________________________, 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CLEARTRUST, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.